Exhibit 99.2 Investor Presentation May 2023

Disclaimers (1 of 2) This presentation and any accompanying oral presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Avertix Medical, Inc. (f/k/a Angel Medical Systems, Inc. (“Target” or “Avertix”) and BioPlus Acquisition Corp. (“BIOS” or the “SPAC”) and related transactions (the “Potential Business Combination”) and for no other purpose. By reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below. Without the express prior written consent of BIOS, this Presentation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of Target or (iv) provided to any other person, except your employees and advisors with a need to know who are advised of the confidentiality of the information. This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof. This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Potential Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities will be made only pursuant to a definitive subscription agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended, for offers and sales of securities that do not involve a public offering. BIOS and the Target reserve the right to withdraw or amend for any reason any offering and to reject any subscription agreement for any reason. The communication of this Presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. No representations or warranties, express or implied are given in, or in respect of, this Presentation. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither BIOS nor Target has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with BIOS, Target or their respective representatives as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Target or the Potential Business Combination. Recipients of this Presentation should each make their own evaluation of Target and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Forward Looking Statements Certain statements included in this Presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. All statements, other than statements of present or historical fact included in this Presentation, regarding BIOS’ proposed acquisition of Target, BIOS’ ability to consummate the proposed transactions, the benefits of the proposed transactions and the combined company’s future financial performance, including financial projections, as well as the combined company’s strategy, demand for products and services, use cases for products and services, anticipated business model and future operations, estimated financial position, estimated revenue growth, prospects expectations, estimated market growth, size and opportunity, plans and objectives of management, and among others, are forward-looking statements. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Target’s management and are not predictions of actual performance, and, as a result, are subject to risks and uncertainties. These forward- looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including but not limited to: the inability of the parties to successfully or timely consummate the Potential Business Combination; the risk that the Potential Business Combination may not be completed by BIOS’ business combination deadline and the potential failure to obtain an extension of the business combination deadline by BIOS; failure to realize the anticipated benefits of the Potential Business Combination; risks relating to the uncertainty of the projected financial information with respect to Target; the inability to complete a PIPE financing; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement; the Target’s history of operating losses; the Target’s need for additional capital to support its present business plan and anticipated growth; the Target’s ability to engage physicians to utilize and prescribe its solution; changes in reimbursement practices; technological changes in the Target’s market; the Target’s ability to protect its intellectual property; the Target's material weaknesses in financial reporting; and the Target’s ability to navigate complex regulatory requirements. The foregoing list of factors is not exhaustive. Please carefully consider the foregoing factors, the risk factors on pages 4 and 5 of this Presentation and the other risks and uncertainties described in the “Risk Factors” section of the final prospectus to BIOS’ registration statement on Form S-1, as amended (File No. 333-249676), the registration statement on Form S-4 to be filed with the SEC by BIOS and other documents filed or that may be filed by BIOS from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither BIOS nor Target presently know or that BIOS and Target currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect BIOS’ and Target’s expectations, plans or forecasts of future events and views as of the date of this Presentation. BIOS and Target anticipate that subsequent events and developments will cause BIOS’ and Target’s assessments to change. However, while BIOS and Target may elect to update these forward-looking statements at some point in the future, BIOS and Target specifically assume no obligation and do not intend to do so, nor do they intend to revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. These forward-looking statements should not be relied upon as representing BIOS’ and Target’s assessments as of any date subsequent to the date of this Presentation. Neither BIOS nor Target gives any assurance that either BIOS or Target, or the combined company, will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements as predictions of future events. 2

Disclaimers (2 of 2) Use of Data The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. BIOS and Target assume no obligation to update the information in this presentation. Further, the financials contained herein were prepared by Target in accordance with private company AICPA standards. Target is currently in the process of uplifting its financials to comply with public company and SEC requirements. Trademarks BIOS and Target own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with BIOS or Target, or an endorsement or sponsorship by or of BIOS or Target. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that BIOS or Target will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights. Use of Projections The projections, estimates and targets in this Presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond BIOS’ and Target’s control. While all projections, estimates and targets are necessarily speculative, BIOS and Target believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to diﬀer materially from those contained in such projections, estimates and targets. The inclusion of projections, estimates and targets in this presentation should not be regarded as an indication that BIOS and Target, or their representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. Financial Information The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement or registration statement to be filed by BIOS or Target with the SEC. Important Information for Investors and Stockholders BIOS and Target and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of BIOS’ shareholders in connection with the Potential Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Potential Business Combination of BIOS’ directors and officers in BIOS’ filings with the SEC, including BIOS’ registration statement on Form S-1, which was originally filed with the SEC on July 20, 2021. To the extent that holdings of BIOS’ securities have changed from the amounts reported in BIOS’ registration statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to BIOS’ shareholders in connection with the Potential Business Combination will be set forth in the proxy statement/prospectus on Form S-4 for the Potential Business Combination, which is expected to be filed by BIOS with the SEC. This Presentation is not a substitute for the registration statement or for any other document that BIOS may file with the SEC in connection with the Potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by BIOS through the website maintained by the SEC at http://www.sec.gov. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. 3

Summary of Risk Factors (1 of 2) Risks Related to Avertix’s Business • Avertix has a history of operating losses and may not achieve or sustain profitability in the future. We expect to incur losses for the foreseeable future, and our ability to achieve and maintain profitability depends on the commercial success of the Guardian System. • Avertix requires additional capital to support its present business plan and anticipated business growth, and such capital may not be available on acceptable terms, or at all, which would adversely affect its ability to operate. • Avertix’s business is dependent upon physicians utilizing and prescribing its solution; if Avertix fails to engage physicians to utilize its solution, its revenues may never materialize or may not meet its projections. Moreover, if we are unable to educate clinicians on the safe, effective and appropriate use of our product and designed surgery, we may experience increased claims of product liability and may be unable to achieve our expected growth. • Avertix’s forecasts and projections are based upon assumptions, analyses and estimates developed by its management. If these assumptions, analyses or estimates prove to be incorrect or inaccurate, Avertix’s actual results may differ materially from those forecasted or projected. • Avertix’s revenue relies on the Guardian System, which is currently its only offering. If the Guardian System or future offerings fail to gain, or lose, market acceptance, Avertix’s business will suffer. • Avertix’s success depends on its ability to effectively market its Guardian System against those of existing or new technologies in the market. • If Avertix is unable to keep up with demand for the Guardian System, its revenue could be impaired, market acceptance for the Guardian System could be harmed, and physicians may instead order alternative treatments. • If Avertix is not able to maintain adequate levels of third-party reimbursement for its Guardian System, it would have a material adverse effect on its business. • Changes in reimbursement practices of third-party payors could affect the demand for the Guardian System and Avertix’s revenue levels. • Reimbursement by Medicare is highly regulated and subject to change; any failure to comply with applicable regulations could decrease Avertix’s expected revenue and may subject it to penalties or have an adverse impact on its business. • If reimbursement or other payment for the Guardian System is reduced or modified in the United States, including through cost containment measures or changes to policies with respect to pricing, Avertix’s business could suffer. • Avertix is increasingly dependent on sophisticated information technology and if it fails to effectively maintain or protect its information systems or data, including from data breaches, its business could be adversely affected. • Avertix could be exposed to significant liability claims if it is unable to obtain insurance at acceptable costs and adequate levels or otherwise protect against potential product liability claims. • If Avertix fails to retain certain of its key personnel and attract and retain additional qualified personnel, it might not be able to pursue its growth strategy. • International expansion of Avertix’s business is expected to lead to increased exposure to market, regulatory, political, operational, financial and economic risks associated with doing business outside of the United States. • The industry in which Avertix operates is highly competitive and subject to rapid technological change. If competitors are better able to develop and market products that are safer, more effective, less costly, easier to use, or are otherwise more attractive, which would gain greater acceptance in the marketplace, Avertix may be unable to compete effectively with other companies. • The COVID-19 pandemic or other future global health emergencies may materially and adversely impact our business, operating results, financial condition and liquidity. If the impacts from the COVID-19 pandemic extend beyond our assumed timelines or new global health emergencies emerge, our actual results may vary significantly from our expectations. • Unfavorable global economic conditions, including slower growth or recession, inflation or decreases in consumer spending power or confidence, could adversely affect our business, financial condition or results of operations. Risks Related to Intellectual Property • Intellectual property litigation and infringement claims could cause Avertix to incur significant expenses or prevent it from selling the Guardian System and future iterations. • If Avertix is unable to protect its proprietary rights, or if it infringes on the proprietary rights of others, its competitiveness and business prospects may be materially damaged. • Dependence on proprietary rights and failing to protect such rights or to be successful in litigation related to such rights may result in payment of significant monetary damages or impact Avertix’s ability to sell its products. Risks Related to Manufacturing and Supply Chain Management • Interruption of manufacturing operations could adversely affect Avertix’s business, financial condition and results of operations. • Disruptions in the supply of the materials and components used in manufacturing Avertix’s products or the sterilization of its products by third-party suppliers could adversely affect its business, financial condition and results of operations. • Avertix depends on third-party vendors for the supply and manufacture of certain components of the Guardian System, as well as for other aspects of its operations. • Avertix’s dependence on a limited number of suppliers to perform tasks unique to its business, such as cleaning and packaging of implant devices for sterilization, may prevent Avertix from delivering its devices on a timely basis. Regulatory, Legal and Quality Risks • Avertix is subject to extensive compliance requirements for the quality of the Guardian System it manufactures and for vigilance on complaint-handling, escalation, assessment, and reporting of adverse events and malfunctions. A wide range of quality, regulatory, or safety matters could trigger the need for a recall or correction to marketed products. • If Avertix fails to comply with medical device, healthcare and other governmental regulations, it could face substantial penalties and its business, results of operations, and financial condition could be adversely affected. • Avertix’s communications with healthcare stakeholders – physicians and other healthcare professionals, payors and similar entities, as well as patients – are subject to a high degree of scrutiny for compliance with a wide range of laws and regulations. Continuing or increasing its sales and marketing and other external communication efforts may expose Avertix to additional risk of being alleged or deemed to be non-compliant by regulatory, enforcement authorities, or competitors. 4

Summary of Risk Factors (2 of 2) • Enforcement of federal and state laws regarding privacy and security of patient information may adversely affect Avertix’s business, financial condition or operations. • Avertix is subject to data privacy laws that govern the collection, use, disclosure and protection of health-related and other personal information that it collects, and its failure to comply with them could subject it to substantial liabilities, including private litigation and/or adverse publicity and could negatively affect its operating results and business. • Avertix may be subject to federal and state false claims laws which impose substantial penalties. • Defects or quality issues associated with Avertix’s products could adversely affect the results of its operations. • Negative publicity concerning our product or our competitors’ products, including due to product defects and any resulting litigation, could harm our reputation and reduce demand for heart attack warning systems, either of which could adversely impact our brand and financial results. • If Avertix or its suppliers fail to comply with the Food and Drug Administration’s (the “FDA”) good manufacturing practice regulations and similar international regulations, this could impair its ability to market its products in a cost-effective and timely manner. • If the FDA or similar regulatory authority does not approve our future products or requires additional clinical trials before any approval or if any approval of our products includes additional restrictions on the label, or requires a characterization of our products that differs from ours and/or other regulatory authorities, our business, financial condition, results of operations and growth prospects could be materially adversely affected. Risks Related to Owning the Combined Company’s Stock • Avertix has identified material weaknesses in our internal control over financial reporting which, if not corrected, could affect the reliability of the combined company's financial statements, and have other adverse consequences. • Following the closing of the potential business combination, an active trading market for the combined company’s common stock may not be available on a consistent basis to provide shareholders with adequate liquidity. The share price may be extremely volatile and shareholders could lose a significant part of their investment. • Sales of a substantial number of shares of the combined company’s common stock in the public market by existing shareholders could cause the combined company’s share price to decline. • The combined company’s common stock may fail to meet the initial or continued listing standards of the Nasdaq Stock Market LLC (“Nasdaq”), and additional stock may not be approved for listing on Nasdaq, following the closing of the potential business combination exchange, which could limit investors’ ability to make transactions in the Company’s securities and subject the Company to additional trading restrictions. • Because Avertix has no current plans to pay cash dividends for the foreseeable future, you may not receive any return on investment unless you sell your shares for a price greater than which you paid for them. • If, following the potential business combination, securities or industry analysts do not publish or cease publishing reports about the combined company, its business, or its market, or if they change their recommendations regarding the combined company’s securities adversely, the price and trading volume of the combined company’s securities could decline. Risks Related to the Proposed Business Combination • The benefits of the potential business combination may not be realized to the extent currently anticipated by BIOS and Avertix, or at all. The ability to recognize any such benefits may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees. • The costs related to the potential business combination could be significantly higher than currently anticipated and may exceed the amount of capital raised in connection with the potential business combination. • If BIOS does not consummate an initial business combination by June 7, 2023 (unless extended up to December 7, 2023 as a result of the adoption of the extension amendment proposal at the upcoming extension meeting), its public shareholders may be forced to wait until thereafter before redemption from the Trust Account. • The consummation of the potential business combination is expected to be subject to a number of conditions and, if those conditions are not satisfied or waived, any definitive agreement relating to the potential business combination may be terminated in accordance with its terms and the potential business combination may not be completed. • BIOS directors and officers may have interests in the potential business combination different from the interests of BIOS, Avertix or their respective securityholders. • The potential business combination will result in changes to the board of directors of Avertix that may affect the strategy of the combined company. • Because the combined company will become a publicly traded company by virtue of mergers in connection with the potential business combination as opposed to an underwritten initial public offering, there are no underwriters involved in the process, which could result in less diligence being conducted on the Target than in an underwritten initial public offering. • The ability of BIOS’ shareholders to exercise redemption rights with respect to up to all of the outstanding BIOS Class A ordinary shares could increase the probability that the potential business combination would not occur or, if it does occur, limit the potential benefits of the potential business combination, harm the business and financial condition of the combined company following the potential business combination and heighten other risks facing the combined company. . • The SEC has recently issued proposed rules on March 30, 2022 (the “SPAC Rule Proposals”) relating to certain activities of special purpose acquisition companies. Certain of the procedures that BIOS, a potential business combination target or others may determine to undertake in connection with such proposals may increase BIOS’ costs and the time needed to complete its initial business combination and may constrain the circumstances under which BIOS could complete an initial business combination. The need for compliance with the SPAC Rule Proposals may cause BIOS to liquidate the funds in the Trust Account or liquidate BIOS at an earlier time than BIOS might otherwise choose. • If BIOS is deemed to be an investment company under the Investment Company Act, BIOS may be required to institute burdensome compliance requirements and its activities may be restricted, which may make it difficult for BIOS to complete its initial business combination. To mitigate the risk of being deemed to be an investment company for purposes of the Investment Company Act, BIOS may instruct trustee of the Trust Account to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in a bank deposit account. 5

Summary Transaction Overview ◼ Avertix Medical, Inc. (“Avertix”) and BioPlus Acquisition Corp., (“BIOS”) (NASDAQ: BIOS) to combine to create a publicly listed (1) company with an up to ~$195mm enterprise value Transaction ◼ Post-closing entity expected to be listed on NASDAQ under new ticker, AVRT, and maintain the Avertix name Description ◼ The transaction is expected to close in the second half of 2023 (2) ◼ Implied enterprise value of 2.6x 2025E revenue (3) ◼ Existing Avertix equityholders will be issued approximately 13.2mm shares in new Avertix shares or Avertix options Transaction (4) ◼ Transaction to be funded by a combination of up to approximately $239mm BIOS cash in trust and $50mm of expected PIPE proceeds raised post-announcement from institutional investors and strategics Structure (5) ◼ Assuming no redemptions, Avertix is expected to have $269mm in cash on its balance sheet pro forma for the transaction, of which ~$50mm is expected to fully fund the company until projected profitability in 2025 ◼ BIOS CEO Ross Haghighat is expected to be Avertix’s Chairman following the closing of the proposed business combination Governance ◼ BioPlus Sponsor LLC to nominate two Directors to Avertix Board of Directors ◼ Expected Board of Directors: 7 members, of which majority are independents 1) Based on a $10.00 share price. 2) Assuming expansion into markets outside of the United States. 3) Does not include 2.97mm earnout shares to existing Avertix equityholders that are subject to vesting milestones being achieved (50% at 20-day VWAP of $12.50 and 50% at 20-day VWAP of $15.00, any time in 7 years following the closing of the business combination). 4) As of 31-Dec-2022, which does not reflect the adjustment, if any, as a result of the vote from shareholders regarding the proposal to extend the date by which BIOS has to consummate a potential business combination. Note: Refer to transaction summary page for further detail. 5) Assumes no Class A share redemptions in connection with the potential business combination, 6 ~$50mm of PIPE proceeds are raised, ~$21mm of transaction-related expenses, and that existing Avertix stockholders roll 100% of their equity into the pro forma entity

BIOS Investment Criteria (1) Focused on US, EU, Israel and Australasia Geography Significant Market Company targets a large TAM with unmet needs Opportunity Strong Proven healthcare expertise with public company readiness Management Team Step Changes in Multiple product launches (or other catalysts) that are expected to drive value inflection Value Inflection milestones Pipeline of Differentiated technology with strong intellectual property protection Technology and IP Scalable Business Compelling financial upside with a scalable business model Model 1) Excluding China, Hong Kong and Macau. 7

Avertix Presents a Compelling Investment Opportunity (1) Large addressable market >$2bn annually in US alone Significant TAM (2) Clear white space with limited competition FDA Approved with Broad FDA Approved Class III Cardiac Device with broad label indications Indication Strong IP protection with more than 50 patents issued Patent-protected with Full Reimbursement Attractive Reimbursement Coverage Robust sales strategy and pipeline projecting $75mm revenue in ’25 Strong Financials Upside with Healthy gross margins Scalable Business Model Favorable unit economics for all parties in the ecosystem Public company-ready leadership team with a strong commercial track record Compelling Public Profile with Experienced Leadership ~$50mm capital raised expected to fully fund the company until projected profitability in 2025 Robust Product Pipeline with Future Upside from Next Generation Aurora Initiatives including Cloud Connectivity, Remote Potential Additional Revenue Monitoring and Subcutaneous Device Streams 1) Estimated United States total addressable market of ~$2 billion as of March 2018 per American Heart Association and management estimates. 8 2) https://clinicaltrials.gov/ct2/results?term=Acute+Coronary+Syndrome+device&age_v=&gndr=&type=Intr&rslt=&Search=Apply

Today’s Speakers 1 Ross Haghighat Tim Moran Philip Tom Peter Elia CEO, CFO President, Chief Executive Officer EVP, Chief Financial Officer Chief Revenue Officer BIOS Acquisition Corp. Avertix Avertix Avertix 1) Ross Haghighat (BIOS CEO and CFO, and Avertix’s Executive Chair) has recused himself from decision-making on the transaction on BIOS side given his role as Executive Chairman of the Board of Avertix. For additional information regarding the interests of BIOS and Avertix's directors and officers in the proposed business combination, please refer to the Important Information for Investors and Stockholders section of the Disclaimer on slide 3. 9

BIOS Board: World Class Biotech Executives with Synergistic & Complementary Skillsets Ross Jonathan Ronald 1 Haghighat Rigby Eastman Chairman, CBO Vice Chairman CEO, CFO • Chairman & CEO, Triton Systems• CEO, Revolo Biotherapeutics• Senior Advisor, EW Healthcare Partners • Co-Founder, CoreTek Inc.• Former President, United Therapeutics• Former CEO, Geron Corporation • Director, Chinook Therapeutics• Former CEO, SteadyMed Therapeutics• Former CEO, Rinat Neuroscience • Director, Fluence Corporation• Co-Founder & Former SVP of BD, Zogenix• Director, Suneva Medical Stephen Lou Lange, Glen Shawn Sherwin, M.D. M.D., Ph.D. Giovannetti Cross Director Director Director Director • Former Chairman & CEO, Cell Genesys• Founder & Former Director, CardioGen• Former Global Biotech, Life Science • President & COO, App. Molecular • Former Chairman & Co-Founder, Sciences Leader, EY Transport Ceregene• Former EVP & Sr. Advisor, Gilead• Director, Revolo Biotherapeutics• Former Chairman / CEO, GT Biopharma • Former Chairman & Co-Founder, Abgenix• Former Chairman & CEO, CV Therapeutics• Director, Teon Therapeutics• Former MD, Co-Head Healthcare IB, JMP 1) Ross Haghighat (BIOS CEO and CFO, and Avertix’s Executive Chair) has recused himself from decision-making on the transaction on BIOS side given his role as Executive Chairman of the Board of Avertix. For additional information regarding the interests of BIOS and Avertix's directors and officers in the proposed business combination, please refer to the Important Information for Investors and Stockholders section of the Disclaimer on slide 3. 10

Transaction Summary 1 Overview Post-Transaction Ownership BIOS Founder & Private ▪ Fully diluted distributed pro forma enterprise value of up Placement Shares 1 to $195mm , representing 2.6x CY25E revenue Existing Avertix 11.1% Shareholders ▪ Targeting to raise $50mm in PIPE proceeds 28.5% PIPE Investors ▪ Expected to close in the second half of 2023 10.8% ▪ Existing Avertix Shareholders are rolling 100% of their existing equity BIOS Public 6 Shareholders 49.6% Enterprise Value ($mm) Sources and Uses ($mm) Enterprise Value Calculation Sources 1 1 Shares Outstanding (mm) BIOS Cash in Trust 46.4 $239 2 PIPE Proceeds (x) Share Price $10.00 50 3 Existing Cash on Balance Sheet Equity Value $464 1 4 Equity Rollover (-) Net Cash (269) 132 Enterprise Value $195 Total Sources $422 Transaction Multiples Uses Enterprise Value / 2024E Revenue 6.0x Cash to Balance Sheet $269 5 Enterprise Value / 2025E Revenue 2.6x Transaction Costs 21 4 Equity Rollover 132 Total Uses $422 1) Reflects estimated ownership at close as of May 1, 2023; assumes no Class A shareholder redemptions in connection with any extension of BIOS business combination deadline or the business combination. Percentages may not add up to 100% due to rounding. 2) Assumes $50 million of targeted PIPE proceeds are raised, none of which have been committed as of the public announcement of the transaction. 3) Reflects estimate of Avertix’s existing cash on balance sheet at transaction close as of May 1, 2023. 4) Does not include 2.97mm earnout shares to existing Avertix equityholders that are subject to vesting milestones being achieved (50% at 20-day VWAP of $12.50 and 50% at 20-day VWAP of $15.00, any time in 7 years following business combination closing. 5) Assumes no Class A share redemptions in connection with the potential business combination, ~$50 million of PIPE proceeds are raised, ~$21 million of transaction- 11 related expenses, and that existing Avertix stockholders roll 100% of their equity into the pro forma entity. 6) Reflects preliminary estimates.

Avertix Executive Leadership Tim Moran Philip Tom Peter Elia President, EVP and Chief Chief Revenue Chief Executive Officer Financial Officer Officer • CEO, Motus GI Holdings (Nasdaq: MOTS)• Former Principal, Explorer (Serial SPAC Sponsor)• Former Chief Strategy and Business • Former President, ConvaTec (LSE: CTEC)• Former CFO, Hudson MX Development Officer, Acutus Medical • Former Global VP & GM, Covidien / Medtronic • Former Investment Team, Insight Partners• Former VP, Biotronik (NYSE: MDT) David Keenan Holly Windler Sasha John PhD Chief Technology SVP Global Chief Scientific Officer Marketing Officer • 20+ years with Avertix in the development and • Former VP, Communications, Lucira Health• 30+ years of experience in statistical/algorithmic deployment of The Guardian System• Former VP, Marketing & Communications, assessment of biological signals • Former Director, Corente Acutus Medical• Clinical translation focus • Former Engineer, AT&T/Bell Labs• Former Brand & Product Marketing, Biotronik, Chrysler 12

It’s About Time 1 Every 2.6 minutes a heart attack survivor in the US is experiencing a second event. The Guardian is the first and only Class III FDA-approved early 2,3 heart attack warning system. 1) https://www.survivorshaveheart.com/statistics-and-risk.html 2) https://clinicaltrials.gov/ct2/results?term=Acute+Coronary+Syndrome+device&age_v=&gndr=&type=Intr&rslt=&Search=Apply 13 3) Image of device shown is a computer-generated image that does not represent the actual size of the device.

Before The Guardian: Fear and Anxiety of Another Heart Attack An estimated 8.8 million existing heart attack survivors in the US 1 who ask: Will I have another heart attack? What we offer: Peace of mind 1) https://www.survivorshaveheart.com/statistics-and-risk.html 14

Before The Guardian: Fear and Anxiety of Another Heart Attack Quality of life can be negatively There’s reason for them to be fearful: affected What’s worse, ~25% In the past, these patients modified their lifestyles, refraining from of heart attack ~1 in 5 exercise, intimacy, and other activities survivors heart attacks they used to enjoy. will experience another 2 are silent 2 heart attack Clinical surveys suggest their health can suffer. Their relationships can suffer. And living in a constant state of Average fear, anxiety and worry has devasting physical and emotional health effects. #1 12.7 4 hours reason for ER admission , to arrive for medical although ~80% of visits are 3 5 intervention at a hospital erroneous 1) ALERTS Quality-Of-Life (AQOL) Sub-study (Company Study); https://www.accessdata.fda.gov/cdrh_docs/pdf15/P150009C.pdf 2) https://www.cdc.gov/heartdisease/facts.htm 3) https://www.sciencedirect.com/science/article/pii/S0735109719373747?via%3Dihub 4) https://hcup-us.ahrq.gov/reports/statbriefs/sb286-ED-Frequent-Conditions-2018.pdf 15 5) https://www.sciencedirect.com/science/article/pii/S0735109719302372?via%3Dihub

Today: The Guardian Provides Peace of Mind & Better Decisions, Faster Guardian is a silver dollar-sized implantable 1 device that serves as a continuous monitor Now, thanks to Avertix’s Guardian System, the first and only FDA- approved cardiac monitoring and alerting platform designed for the early detection of heart attacks (both typical and silent events), we aim to ensure patients can live their lives more fully, and engage in activities that feed their body, mind and soul. They can live with the knowledge that their heart health is being monitored, 24/7/365. The Guardian System alerts the patient when there are silent trending changes that are concerning, when to see a doctor, and, if needed, when to immediately get to the Emergency Room 1) Image of device shown is a computer-generated image that does not represent the actual size of the device. 16

The Guardian: A New Paradigm in Cardiac Care 24/7/365 Continuous Better decisions, Patented, First-and-only FDA monitoring and proprietary faster: improved approved, CMS- analysis of the algorithm, driven time-to-door for the reimbursed cardiac patients’ unique by machine patient; more monitoring and alerts electrogram, learning, tailored to accurate, data- platform designed for 24/7/365, enabling each individual driven diagnoses for the early detection of comprehensive patient the doctor heart attacks, including patient management atypical and silent and improved clinical events decision support 17

How We Got Here AngelMed Proprietary Aurora DEVELOPMENT 2001 - 2021 Founded Algorithm Creation Patents Guardian FDA Approval Guardian FDA Approval ALERTS Trial 6yr Implant Life 3yr Implant Life (10 Years) FDA APPROVALS Q3 2021 Q2 2018 Jan 2022 Q1 2022 Q4 2022 Q1 2023 COMMERCIALIZATION Awarded CMS 1st US 100th Experienced leadership Reimbursement Commercial Commercial team and commercial 1 1 TPT Code Implant Implant sales organization ramp 1) Based on Avertix management estimates. 18

We Believe Avertix Presents a De-Risked Commercial Opportunity De-Risked Foundation Compelling Commercial Opportunity 1 • FDA Approved Class III Cardiac Device• Large Addressable Market >$2B US • Broad Label Indication• Robust Sales Strategy Projecting $75M Rev in ‘25 • Reimbursement Coverage• Healthy Gross Margins • Favorable Physician Economics• Global Revenue Strategy • Broad IP Protection• Platform Expansion Roadmap • Stable Manufacturing & Supply• Proven Leadership Team • Implementation Similar to Commonly Performed Procedure 1) Estimated United States total addressable market of ~$2 billion as of March 2018 per American Heart Association and management estimates. 19

Sizeable US TAM with Significant Whitespace Annual Market Opportunity Exceeds Market Size US vs. Outside US (“OUS”) $2 Billion in the US 1 • 8.8M existing heart attack survivors in US • Each year, >800,000 heart attacks, of which 2 >600,000 are new US OUS • All survivors deemed “high risk” • ~25% deemed “very high risk” due to comorbidities such as diabetes, renal 3 insufficiency and obesity. OUS Market up to ~7.5x the 4 Size of US Opportunity 1) https://www.survivorshaveheart.com 2) https://www.cdc.gov/heartdisease/facts.htm 3) https://www.cms.gov/About-CMS/Agency-Information/OMH/Downloads/Data-Snapshots-Diabetes.pdf; https://www.cms.gov/files/document/omh-datasnapshot-obesity.pdf; 20 https://www.cms.gov/files/document/data-snapshot-ckd-march-2022.pdf 4) OUS market size data as of 2019; https://vizhub.healthdata.org/gbd-results

Potential for Rapid Revenue Growth Management Projections • US sales expected to ramp to $50M in 2025 Figures in USD millions $75 • Expected nationwide sales coverage, 200+ accounts (Ambulatory Surgery Centers and Hospitals), increasing adoption & $25 productivity • Projections assume implant revenue of reimbursable $10,250 only • Projected OUS sales of approximately $25M by $33 2025 including only contracted distribution $9 agreements in MENA and AsiaPac (ex. China) $50 • Healthy Gross Margins, led by TPT $24 reimbursement and thoughtful manufacturing plan $6 • Strong OpEx efficiencies and robust gross margin 2023E 2024E 2025E are expected to drive to EBITDA positive in 2025 US Revenue OUS Revenue • Anticipate ~$50M in capital raised required to reach cash flow positive by 2025 21

The Solution 22

The Solution SOFTWARE HARDWARE Implantable Histogram Derive REAL-TIME • Simple implantation and programming Generation Thresholds ACS • Primary alerting via vibration DETECTION Intracardiac Lead Wireless Signal (1.80m) External Receiver Machine Learning • Secondary audio/visual alerting Subcutaneous IMD System uses proprietary algorithms and machine learning to continuously provide Implantation in a Left • Enables patient to silence alarm intracardiac monitoring of ST-segments Pectoral Pocket Programmer Real-time Detection • Wirelessly communicates with the implant Every 90 seconds, GUARDIAN measures ST-segments and compares to a patient’s for parameter setting and data retrieval baseline — notifying the patient in real-time to seek emergency medical attention • Displays/analyzes stored data 23

Proven Impact and Benefits of Guardian Until Now - Patients with Ejection Fraction (“EF”) >35, Post-Myocardial Infarction (“MI”) Don’t Have A Diagnostics (“Dx”) Solution Alert System Physician assesses patient’s “See Doctor” Alert Higher non-urgent condition LVEF Post- MI “Call 911 / Emergency” Alert Guardian Proven Impact Guardian Added Benefits 4 • Speed of diagnosis 1 • Faster time to ED 4 • Speed of revascularization 2 • Asymptomatic alerts 4 • Reduced infarct size 2 • Positive predictive value 4 • Better longitudinal outcomes 3 • Quality of life / peace of mind 4 • Arrhythmia detection 1) https://www.sciencedirect.com/science/article/pii/S0735109719373747?via%3Dihub 2) https://www.sciencedirect.com/science/article/pii/S0735109719302372?via%3Dihub 3) ALERTS Quality-Of-Life (AQOL) Sub-study (Company Study); https://www.accessdata.fda.gov/cdrh_docs/pdf15/P150009C.pdf 24 4) Quattro Guardian Growth Opportunity Market Study (Company Study)

The Avertix Platform Hardware Software Revenue Streams Implant (TPT) Physician Visits Aurora Remote Patient Monitoring Algorithm Data Capture and Monetization Simpler Form Factor / Easier Adoptability Diagnostics MI Detection Custom Treatment Plans and Use Cases (“Dx”) (Symptomatic and Silent) Compliance 25

ALERTS Clinical Study Key Findings: 100 Centers n=907 Impact on Time-to-Door for Heart Attacks Other Clinical Findings Symptom + alarm was 40+ 26% 91% Silent MI’s detected Reduction in more predictive than 2 2 (~20% of total) unnecessary ER visits symptoms alone for 2 real ACS event REDUCES Detected other serious cardiac conditions thereby improving long-term patient management E.g. Afib/Tachy/Brady STEMI & NSTEMIs Silent MIs Cardiology Societies Emphasize Reducing Time-To- from symptom onset from alarm Door Time w/out Guardian Time w/ Guardian 1) https://www.sciencedirect.com/science/article/pii/S0735109719373747?via%3Dihub 2) https://www.sciencedirect.com/science/article/pii/S0735109719302372?via%3Dihub 26 1 12.7 hours 1 1.6 hours 1 1.4 hours

ALERTS Clinical Study Key Findings 1 Impact on Quality-of-Life 1) ALERTS Quality-Of-Life (AQOL) Sub-study (Company Study); https://www.accessdata.fda.gov/cdrh_docs/pdf15/P150009C.pdf 27

Our Positioning Focuses on the Unprotected Patient: EF>35 “Ejection Fraction (EF) is a measurement that your physician may use to gauge how healthy your heart is. Your ejection fraction is the amount of blood that your heart pumps each time it beats.” – University of Pennsylvania Medicine EF: 35% or lower EF: 35% to 60% EF: 60% or higher Receive an The majority of patients who experience an ACS Patient is more ICD but are sent home with no or limited treatment stabilized but TM (~90% of cases) can now be offered a Guardian still at risk 28

Commercial Strategy 29

Proven Commercial Leadership Extending Reach and Talent Sales Team Operational Leadership Sales Team Footprint End of 2022 Mike Gillem • Former CCO, McGinley Orthopedics, • Previously leadership roles at Foxhollow Technologies, Cayenne Medical Arin Barooah =District Sales Manager (5) • Former CRO, Varsity Healthcare =Clinical (3) • Previously leadership roles at Guidant/Boston Scientific, St. Jude/Abbott, Biotronik, and Foxhollow Caesar Fonte Sales Team Footprint Expected By End of • Former VP, US Sales, Acutus Medical • Former VP, Biotronik Q3 2023 Tim Glynn • Former VP Business and Market Development, Acutus Medical and Volcano Corporation =District Sales Manager (18) =Clinical (18) =Independents (10) 30

Commercial Playbook: Network Referral & Scalable Execution Model Hospital and ASC Referrals Physician to Physician Referral One designated “Implanter” likely an Electrophysiologist who has expertise in Pacemakers, Implantable Cardiac Defibrillators (ICDs), etc. in the practice. Commercial Strategy • Demonstrate repeatable and scalable growth with predictable results • Implement “hub and partial spoke model” (controlled launch) with Referrers: 2-3 high vol PCI>ICs who believe and refer to Implanter Precision>control approach that yields “natural referring expansions” 31

Ambulatory Surgery Centers (ASCs): A Key Focus 1 2 ASC Reimbursement Dynamics % of Cardiology Procedures Performed in ASCs ASC Specific APC Payment (0525T) Total $6,266 33% Device Offset Amount -$2,903 Net APC Payment $3,659 10% Transitional Pass-Through Payment to Avertix (C1833) $10,250 4% Estimated Implanter Reimbursement $800-$1,200 2015 2018F mid-2020s Growth 2018F through mid-2020s 23% 6% Growth 2015-2018F 1) Medicare 2023 National Average Reimbursement. Reimbursement support provided by 3rd party advisory firm and funded by Avertix. 2) https://www.bain.com/insights/ambulatory-surgery-center-growth-accelerates-is-medtech-ready/# 32

Building Significant Hospital Presence w/ High Value Analysis Committee Approval Success Rate 1 Hospital Reimbursement Dynamics Sample Partner Hospitals Where Guardian is Approved Hospital Specific APC Payment (0525T) Total $10,329 Device Offset Amount -$8,246 Net APC Payment $2,083 Transitional Pass-Through Payment to Avertix (C1833) $10,250 Estimated Implanter Reimbursement $800-$1,200 1) Medicare 2023 National Average Reimbursement. Reimbursement support provided by 3rd party advisory firm and funded by Avertix. 2) https://www.bain.com/insights/ambulatory-surgery-center-growth-accelerates-is-medtech-ready/# 33

1 Case Studies from the Field Early Ischemic Heart Detection with Early Arrythmia Detection Guardian ST Trending See Dr.Alert July 8th 9 December ST Deviation Trending Asymptomatic Asymptomatic patients Threshold patients diagnosed with (Max-Min >20) diagnosed Guardian Arrythmia with ST event storage. Last 191 Days Starting From 12/9/2010 trending. Patients then received Patient Change in ST Heart Cath ablation treatment EGMs Deviation confirmed (5 months) -4 Figure A - ST -25 with 90% Deviation Trending lesion and Histogram and Corresponding patient was EGM stented A0 Moving Avg. A0 Max A0 Min Last 191 Days Starting From 3/14/2023 34 1) Conducted case studies are company funded. Max Median ST Deviation ST Min Median ST Deviation Deviation ST Deviation

Building a Global Business International Strategy Partnership Activity Approval Status OUS • Avertix entered a Distribution and Supply Agreement with Hydrix in 2020 Singapore Applications Malaysia • Avertix entered a Product Distribution Agreement in MENA Approved Thailand in 2023 New Zealand • Early discussions with partners in EU and China are Japan ongoing Applications Hong Kong Under Development Australia Saudi Arabia Application UAE Planned in 2023 EU 35

Technology Roadmap 36

The Avertix Platform Hardware Software Revenue Streams Implant (TPT) Physician Visits Aurora Remote Patient Monitoring Algorithm Data Capture and Monetization Simpler Form Factor / Easier Adoptability MI Detection Custom Treatment Plans and Use Cases Diagnostics (Symptomatic and Silent) Compliance 37

The Avertix Platform Expansion Hardware Software Revenue Streams Implant (TPT) Physician Visits Aurora Remote Patient Monitoring Algorithm Data Capture and Monetization Simpler Form Factor / Easier Adoptability MI Detection Custom Treatment Plans and Use Cases Diagnostics (Symptomatic and Silent) Compliance 38

Completed and Expected Upcoming Key Milestones FY ‘23 FY ‘24 $85M MENA Agreement Aurora FDA Submission Q1 H1 Sales Force Expansion & EU MDR Submission Q1+ H1 Revenue Ramp Next GEN Aurora Design Freeze EU MDR Approval Q2 H2 Q4 MENA Regulatory Approval Next GEN Aurora FDA Approval H2 39

Financial Profile 40

Potential for Rapid Revenue Growth Management Projections • US sales expected to ramp to $50M in 2025 Figures in USD millions $75 • Expected nationwide sales coverage, 200+ accounts (ASCs and Hospitals), increasing adoption & productivity $25 • Projections assume implant revenue of reimbursable $10,250 only • Projected OUS sales of approximately $25M by 2025 $33 including only contracted distribution agreements in MENA and AsiaPac (ex. China) $9 $50 • Healthy Gross Margins, led by TPT reimbursement and thoughtful manufacturing plan $24 • Strong OpEx efficiencies and robust gross margin are $6 expected to drive to EBITDA positive in 2025 2023E 2024E 2025E • Anticipate ~$50M in capital raised required to reach US Revenue OUS Revenue cash flow positive by 2025 41

Avertix Revenue Streams: Significant Opportunities for Growth Implant Physician Patient Other Visits Subscription TPT code Remote patient Remote patient Data, reporting, monitoring: monitoring with analytics Wound check, 14 day customizable and 3, 6, 12-month notifications check-ups; alert-driven appointments $10,250 per Physician / Avertix Monthly Build or partner Implant revenue share subscription model 42

We Believe Avertix Presents a De-Risked Commercial Opportunity De-Risked Foundation Compelling Commercial Opportunity 1 • FDA Approved Class III Cardiac Device• Large Addressable Market >$2B US • Broad Label Indication• Robust Sales Strategy Projecting $75M Rev in ‘25 • Reimbursement Coverage• Healthy Gross Margins • Favorable Physician Economics• Global Revenue Strategy • Broad IP Protection• Platform Expansion Roadmap • Stable Manufacturing & Supply• Proven Leadership Team • Implementation Similar to Commonly Performed Procedure 1) Estimated United States total addressable market of ~$2 billion as of March 2018 per American Heart Association and management estimates. 43